UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

October 6, 2023

Date of Report (Date of earliest event reported)

EF HUTTON ACQUISITION CORPORATION I

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-41497	86-2559175
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

24 Shipyard Drive, Suite 102 Hingham, MA	02043
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (929) 528-0767

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	EFHT	The Nasdaq Stock Market LLC
Warrants	EFHTW	The Nasdaq Stock Market LLC
Rights	EFHTR	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

As previously disclosed on March 3, 2023, EF Hutton Acquisition Corporation I (the “Company” or the “Registrant”) entered into a Merger Agreement (the “Agreement”) with Humble Imports Inc, d/b/a ECD Auto Design, a Florida corporation (“Humble”), ECD Auto Design UK, Ltd., an England and Wales corporation (the “ECD UK Subsidiary”), and EFHAC Merger Sub, Inc., a Florida corporation (“Merger Sub”) and wholly-owned subsidiary of the Company, pursuant to which Merger Sub will merge with and into Humble with Humble as the surviving corporation and becoming a wholly-owned subsidiary of the Company (the “Business Combination”). In connection with the Business Combination, the Company will change its name to “ECD Automotive Design Inc.” or such other name designated by Humble by notice to the Company.

Securities Purchase Agreement

On October 6, 2023, the Company entered into a securities purchase agreement (the “SPA”) with an institutional investor (the “Lender”) pursuant to which the Company agreed to execute and deliver to the Lender a senior secured convertible note (the “Note”), a copy of which is an exhibit to the SPA, in exchange for a loan in the principal amount of $15,819,209. The Note shall accrue interest at an annual rate equal to the Prime Interest rate plus 5% per annum which is payable monthly in cash or, upon the Company’s option, in securities of the Company provided certain conditions are met at the increased interest rate of the Prime Interest rate plus 8% per annum. The Company is required to pay a late charge of 12% per annum (“Late Charges”) on any amount of principal or other amounts that are not paid when due. The Note is convertible into shares of the Company’s common stock, par value $.0001 per share (“Common Stock”) at the option of the Lender at a conversion price of $10.00 per share, subject to a one-time downward adjustment on the effective date of the registration statement providing for the resale of the common stock issuable upon conversion of the Note to a conversion price equal to the prior 5-day volume weighted average price, subject to a floor of $6.00. The conversion price is subject to a downward adjustment if the Company issues equity in the future at a price less than $10.00, except for equity issued in connection with certain strategic acquisitions. The conversion price is also subject to a downward adjustment if the Company fails to satisfy certain performance conditions set forth in the Note. Upon the Lender’s conversion of the Note, the conversion amount shall be equal to 115% of the principal amount to be converted under the Note plus any accrued and unpaid interest, and accrued and unpaid Late Charges on such principal and interest, if any (the “Conversion Rate”). Lender’s ability to convert the Note into shares of Common Stock is subject to a 4.99% blocker, such that Lender cannot convert the Note into shares of Common Stock to the extent it will make the Lender a beneficial owner of more than 4.99% of the Common Stock. The Company has the option to prepay the Note, upon thirty (30) business day written notice, by paying the product of the 20% redemption premium multiplied by the greater of (i) the conversion amount to be redeemed and (ii) the product of (x) the Conversion Rate with respect to the conversion amount to be redeemed multiplied by (y) the greatest closing sale price of our Common Stock on any trading day immediately preceding such notice of redemption and the date the Company makes the entire payment required. Based on the terms of the Note, the Company will receive proceeds under the Note in an amount of $13,700,000, before payment of expenses.

The SPA provides further that the Company shall execute and deliver to the Lender a security agreement, providing the Lender a security interest in all of the Company’s current assets and to be acquired assets (the “Security Agreement”), a copy of which is an exhibit to the SPA. The Company shall also execute and deliver to the Lender a registration rights agreement to provide the Lender with certain registration rights in connection with the shares Common Stock into which the Note is convertible (the “Registration Rights Agreement”), a copy of which is an exhibit to the SPA.

The SPA also provides that (a) Humble and ECD Auto Design UK Ltd. shall execute a guaranty (the “Guaranty”), a copy of which is an exhibit to the SPA, to guaranty the obligations under the SPA, the Note and the Security Agreement, (b) all insider stockholders of the Common Stock shall execute a lock-up agreement (the “Lock-Up Agreement”), a copy of which is an exhibit to the SPA, restricting their sale of the Common Stock until six (6) months after the registration statement registering the shares of Common Stock underlying the Note is declared effective, and (c) a joinder agreement (the “Joinder Agreement”), a copy of which is an exhibit to the SPA, pursuant to which Humble and ECD Auto Design UK Ltd. agree and consent to be parties to the Security Agreement.

The foregoing summary of the SPA, the Note, the Security Agreement, the Registration Rights Agreement, the Guaranty, the Lock-Up Agreement and the Joinder Agreement does not purport to be complete and is qualified in its entirety by reference to the actual agreements which are filed with this Current Report on Form 8-K as Exhibit 10.1 and are incorporated herein by reference.

Item 7.01 Regulation FD Disclosure.

On October 10, 2023, the Company issued a press release announcing the execution of the SPA. A copy of the press release is furnished hereto as Exhibit 99.1.

The information in this Item 7.01 and Exhibit 99.1, attached hereto will not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor will it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended (the “Securities Act”) or the Exchange Act, except as expressly set forth by specific reference in such filing.

IMPORTANT NOTICES

Important Notice Regarding Forward-Looking Statements

This Current Report on Form 8-K contains certain “forward-looking statements” within the meaning of the Securities Act and the Exchange Act both as amended. Statements that are not historical facts, including statements about the pending transactions described above, and the parties’ perspectives and expectations, are forward-looking statements. Such statements include, but are not limited to, statements regarding the proposed transaction, including the anticipated initial enterprise value and post-closing equity value, the benefits of the proposed transaction, integration plans, expected synergies and revenue opportunities, anticipated future financial and operating performance and results, including estimates for growth, the expected management and governance of the combined company, and the expected timing of the transactions. The words “expect,” “believe,” “estimate,” “intend,” “plan” and similar expressions indicate forward-looking statements. These forward-looking statements are not guarantees of future performance and are subject to various risks and uncertainties, assumptions (including assumptions about general economic, market, industry and operational factors), known or unknown, which could cause the actual results to vary materially from those indicated or anticipated.

The forward-looking statements are based on the current expectations of the management of the Registrant and Humble, as applicable, and are inherently subject to uncertainties and changes in circumstances and their potential effects and speak only as of the date of such statement. There can be no assurance that future developments will be those that have been anticipated. These forward-looking statements involve a number of risks, uncertainties or other assumptions that may cause actual results or performance to be materially different from those expressed or implied by these forward-looking statements including: risks related to Humble’s businesses and strategies; the ability to complete the proposed business combination due to the failure to obtain approval from the Registrant’s stockholders or satisfy other closing conditions in the definitive merger agreement; the amount of any redemptions by existing holders of the Registrant’s common stock; the ability to recognize the anticipated benefits of the business combination; other risks and uncertainties included under the header “Risk Factors” in the Registration Statement to be filed by the Registrant, in the final prospectus of EF Hutton Acquisition Corporation I for its initial public offering dated September 9, 2022; and in EF Hutton Acquisition Corporation I’s other filings with the SEC. Should one or more of these risks or uncertainties materialize, or should underlying assumptions prove incorrect, actual results may vary materially from those indicated or anticipated by such forward-looking statements. Accordingly, you are cautioned not to place undue reliance on these forward-looking statements. Forward-looking statements relate only to the date they were made, and the Registrant, Humble and their subsidiaries undertake no obligation to update forward-looking statements to reflect events or circumstances after the date they were made except as required by law or applicable regulation.

Important Information for Investors and Stockholders

This document relates to a proposed transaction between the Registrant and Humble. This document does not constitute an offer to sell or exchange, or the solicitation of an offer to buy or exchange, any securities, nor will there be any sale of securities in any jurisdiction in which such offer, sale or exchange would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. The Registrant intends to file a registration statement on Form S-4 with the SEC, which will include a document that serves as a prospectus and proxy statement of the Registrant, referred to as a proxy statement/prospectus. A proxy statement/prospectus will be sent to all of the Registrant’s stockholders. The Registrant also will file other documents regarding the proposed transaction with the SEC. Before making any voting decision, investors and security holders of the Registrant are urged to read the registration statement, the proxy statement/prospectus and all other relevant documents filed or that will be filed with the SEC in connection with the proposed transaction as they become available because they will contain important information about the proposed transaction.

Once available, stockholders will also be able to obtain a copy of the Form S-4, including the proxy statement/prospectus, and other documents filed with the SEC without charge, by directing a request to: EF Hutton Acquisition Corporation I, at 24 Shipyard Drive, Suite 102, Hingham, MA 02043. Investors and security holders will also be able to obtain free copies of the registration statement, the proxy statement/prospectus and all other relevant documents filed or that will be filed with the SEC by the Registrant through the website maintained by the SEC at www.sec.gov. INVESTORS AND SECURITY HOLDERS OF EF HUTTON ACQUISITION CORPORATION I ARE URGED TO READ THESE MATERIALS (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) AND ANY OTHER RELEVANT DOCUMENTS IN CONNECTION WITH THE TRANSACTIONS THAT EF HUTTON ACQUISITION CORPORATION I WILL FILE WITH THE SEC WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT EF HUTTON ACQUISITION CORPORATION I, HUMBLE AND THE TRANSACTIONS.

Participants in the Solicitation

The Parent and its directors and executive officers may be deemed participants in the solicitation of proxies from Parent’s stockholders with respect to the business combination. Information about Parent’s directors and executive officers and a description of their interests in Parent will be included in the proxy statement/prospectus for the proposed transaction and be available at the SEC’s website (www.sec.gov). Additional information regarding the interests of such participants will be contained in the proxy statement/prospectus for the proposed transaction when available.

Humble and its directors and executive officers also may be deemed to be participants in the solicitation of proxies from the stockholders of Parent in connection with the proposed business combination. Information about Humble’s directors and executive officers and information regarding their interests in the proposed transaction will be included in the proxy statement/prospectus for the proposed transaction.

No Offer or Solicitation

This Current Report on Form 8-K is not a proxy statement or solicitation of a proxy, consent or authorization with respect to any securities or in respect of the transactions described above and shall not constitute an offer to sell or a solicitation of an offer to buy the securities of EF Hutton Acquisition Corporation I or Humble, nor shall there be any sale of any such securities in any state or jurisdiction in which such offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of such state or jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended, or an exemption therefrom.

Item 9.01. Financial Statements and Exhibits.

Exhibit No.	Description
10.1	Securities Purchase Agreement, dated October 6, 2023

99.1	Press Release dated October 10, 2023

104	Cover page interactive data file (imbedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: October 10, 2023

EF HUTTON ACQUISITION CORPORATION I

	By:	/s/ Benjamin Piggott
	Name:	Benjamin Piggott
	Title:	Chairman and Chief Executive Officer